Exhibit-32.1 -- Certification per Sarbanes-Oxley Act (Section 906)

The undersigned, Peter R. Sollenne, Chief Executive Officer, of IT&E International Group (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

Dated:  October 25, 2005

/s/ Peter R. Sollenne
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    Peter R. Sollenne
    Chief Executive Officer
    Chief Financial Officer
    Director